SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2003

AUSPEX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21432	93-0963660

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2880 Lakeside Drive
Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 955-9882

2800 Scott Boulevard
Santa Clara, California 95050

(Former name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

On October 24, 2003, Auspex Systems, Inc. (the “Company”) entered into a Settlement and Release Agreement with Wal-Mart Stores, Incorporated (“Wal-Mart”) subject to the entry of an order from the United States Bankruptcy Court, Northern District of California, San Jose Division (the “Bankruptcy Court”) approving the settlement, Wal-Mart shall have an allowed, non-priority, general unsecured claim against the Company’s estate in the amount of $700,000 (the “Settlement”). The Settlement, if approved by the Bankruptcy Court will resolve all claims by Wal-Mart against the Company, which, prior to the Settlement had included claims totalling $1,233,900 in the aggregate. Such claim shall be subject to the identical treatment accorded to all allowed non-priority, general unsecured claimants under the Plan of Liquidation, as amended. Exhibit 99.1 contains a copy of the Settlement and Release Agreement and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Settlement and Release Agreement by and between the Company and Wal-Mart dated October 24, 2003.
99.2	Summary of financial status of the Company for the month ended September 27, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

Item 9. Regulation FD Disclosure

On October 17, 2003, Auspex Systems, Inc. (the “Company”) filed with the United States Bankruptcy Court, Northern District of California, San Jose Division (the “Court”) their required monthly summary of financial status of the Company for the monthly period ending September 27, 2003 (the “Monthly Statements”) in a form prescribed by the office of the United States Trustee of the United States Department of Justice for the District of California (the “United States Trustee”). Exhibit 99.2 to this Current Report contains the text of the Monthly Statements filed with the Court. The Company’s informational filings with the Court, including the Monthly Statements, are available to the public at the office of the Clerk of the Bankruptcy Court at 280 S. First Street, Room 3035, San Jose, California 95113.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Statements as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Statements were not audited and are in the format prescribed by the office of the United States Trustee. However, in the opinion of the Company’s management, the information reflects all adjustments necessary for a fair presentation of the results for the period presented in accordance with generally accepted accounting principles for interim financial statements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Statements are complete. The Monthly Statements contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In accordance with general instruction B.2 of Form 8-K, the information in this Current Report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section. The Current Report will not be deemed an admission as to the materiality of any information contained in this Current Report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUSPEX SYSTEMS, INC

Date: November 3, 2003	/s/ Peter Simpson

Peter Simpson Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Settlement and Release Agreement by and between the Company and Wal-Mart dated October 24, 2003.
99.2	Summary of financial status of the Company for the month ended September 27, 2003, as required by and filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

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